The Advisors’ Inner Circle Fund II (the “Trust”)

Hancock Horizon Burkenroad Small Cap Fund

Hancock Horizon Diversified Income Fund

Hancock Horizon Diversified International Fund

Hancock Horizon Dynamic Asset Allocation Fund

Hancock Horizon International Small Cap Fund

Hancock Horizon Louisiana Tax-Free Income Fund

Hancock Horizon Microcap Fund

Hancock Horizon Mississippi Tax-Free Income Fund

Hancock Horizon Quantitative Long/Short Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated May 26, 2021

to each Fund’s Summary Prospectus (the “Summary Prospectuses”), Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”),

each dated May 1, 2021

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

As publicly announced on April 26, 2021, Horizon Advisers (“Horizon”), the Funds’ investment adviser, and Federated Hermes, Inc. (“Federated Hermes”) have entered into a definitive purchase agreement pursuant to which Federated Hermes has agreed to acquire certain investment management related assets of Horizon (the “Transaction”). In anticipation of the Transaction, the Board of Trustees of the Trust has approved nine Agreements and Plans of Reorganization providing for the reorganization (each, a “Reorganization”) of the Funds into the following funds within the Federated Hermes Funds mutual fund complex (each, an “Acquiring Fund” and together, the “Acquiring Funds”) currently or to be managed by certain Federated Hermes-affiliated registered investment advisers:

Fund	Acquiring Fund
Hancock Horizon Burkenroad Small Cap Fund	Federated Hermes MDT Small Cap Core Fund, an existing series of Federated Hermes MDT Series
Hancock Horizon Diversified Income Fund	Federated Hermes Capital Income Fund, an existing series of Federated Hermes Income Securities Trust
Hancock Horizon Diversified International Fund	Federated Hermes International Leaders Fund, an existing series of Federated Hermes World Investment Series, Inc.
Hancock Horizon Dynamic Asset Allocation Fund	Federated Hermes Global Allocation Fund
Hancock Horizon International Small Cap Fund	Federated Hermes International Small-Mid Company Fund, an existing series of Federated Hermes World Investment Series, Inc.
Hancock Horizon Louisiana Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Hancock Horizon Microcap Fund	Federated Hermes MDT Small Cap Core Fund, an existing series of Federated Hermes MDT Series
Hancock Horizon Mississippi Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Hancock Horizon Quantitative Long/Short Fund	Federated Hermes MDT Market Neutral Fund, a new series of Federated Hermes Adviser Series

The Acquiring Funds and the Funds have similar investment objectives, principal investment strategies, investment policies and principal risks. Following the closing of the Reorganizations, the portfolio management teams for the Acquiring Funds will be different than the portfolio management teams that currently manage the Funds because Horizon will not serve as investment adviser or sub-adviser to any of the Acquiring Funds, EARNEST Partners, LLC, the investment sub-adviser to the Hancock Horizon Diversified International Fund, will not serve as investment adviser or sub-adviser to the Federated Hermes International Leaders Fund, and GlobeFlex Capital, LP, the investment sub-adviser to the Hancock Horizon International Small Cap Fund, will not serve as investment adviser or sub-adviser to the Federated Hermes International Small-Mid Company Fund. The Reorganizations are intended to be tax-free, meaning that the Funds’ shareholders would become shareholders of the Acquiring Funds upon closing of the Reorganizations without realizing any gain or loss for federal tax purposes.

The Reorganizations are subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Funds on or about June 14, 2021 will receive a proxy statement/prospectus that contains important information about their Reorganization and the Acquiring Fund in which they would own shares upon closing of the Reorganization, including information about investment strategies and risks, fees and expenses. Prior to the Reorganizations, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectuses. The Funds may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date of the Reorganizations in order to facilitate the orderly transfer of portfolio securities to the Acquiring Funds as part of the Reorganizations. If shareholders approve the Reorganizations and other closing conditions are met, the Reorganizations are anticipated to close on or about September 24, 2021.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Funds or the Acquiring Funds, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganizations. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

HHF-SK-025-0100